UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2011 (January 6, 2011)

BOLT TECHNOLOGY CORPORATION

 (Exact name of registrant as specified in its charter)

Connecticut	001-12075	06-0773922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Duke Place, Norwalk, Connecticut	06854
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code	(203) 853-0700

Not applicable

 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends the Current Report on Form 8-K that Bolt Technology Corporation filed with the SEC on January 11, 2011 concerning Bolt Technology Corporation’s acquisition of all of the outstanding shares of capital stock of SeaBotix Inc., to include the audited financial information required by Item 9.01(a) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K and exhibits under Item 9.01(d) of Form 8-K.

Section 9—Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited financial statements for SeaBotix Inc. as of and for the years ended December 31, 2010 and 2009, including the notes thereto and the report of the independent auditor thereon, are attached to this Current Report on Form 8-K/A as Exhibit 99.1 and are filed herewith.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial statements and explanatory notes, relating to Bolt Technology Corporation’s acquisition of all of the outstanding shares of capital stock of SeaBotix Inc., as of and for the six months ended December 31, 2010 and for the year ended June 30, 2010, are attached to this Current Report on Form 8-K/A as Exhibit 99.2 and are furnished herewith.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Considine & Considine, Independent Auditors for SeaBotix Inc. for the years ended December 31, 2010 and 2009.

99.1	Audited financial statements for SeaBotix Inc. as of and for the years ended December 31, 2010 and 2009, including the notes thereto and the report of the independent auditor thereon.

99.2
Unaudited pro forma condensed combined financial statements and explanatory notes, relating to Bolt Technology Corporation’s acquisition of all of the outstanding shares of capital stock of SeaBotix Inc., as of and for the six months ended December 31, 2010 and for the year ended June 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT TECHNOLOGY CORPORATION

By:	/s/ Joseph Espeso
Joseph Espeso
Senior Vice President-Finance and
Chief Financial Officer

Dated:   March 24, 2011

Exhibit Index

Exhibit No.	Description

23.1	Consent of Considine & Considine, Independent Auditors for SeaBotix Inc. for the years ended December 31, 2010 and 2009.

99.1	Audited financial statements for SeaBotix Inc. as of and for the years ended December 31, 2010 and 2009, including the notes thereto and the report of the independent auditor thereon.

99.2
Unaudited pro forma condensed combined financial statements and explanatory notes, relating to Bolt Technology Corporation’s acquisition of all of the outstanding shares of capital stock of SeaBotix Inc., as of and for the six months ended December 31, 2010 and for the year ended June 30, 2010.